Restricted net assets - Additional Information (Details)	Jun. 30, 2025 CNY (¥)
Restricted Assets Disclosure [Abstract]
Description Of Reserves Allocation	domestic enterprise and a WFOE are required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its registered capital based on the enterprise’s PRC statutory accounts.
Net Assets	¥ 532,000